UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

Almost Never Films Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53049	26-1665960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

13636 Ventura Blvd., Sherman Oaks, CA	91423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(213) 296-3005

Smack Sportswear
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.03        Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 29, 2016, the stockholders of Smack Sportswear (the “Company”) voted to amend the Articles of Incorporation of the Company (the “Articles”) to (i) increase the authorized capital of the Company to two hundred million (200,000,000) shares of common stock and (ii) to change the name of the Company to “Almost Never Films Inc.”

The certificate of amendment to the Articles is annexed hereto as Exhibit 3.1. All statements made herein concerning the certificate of amendment are qualified by reference to said Exhibit.

Item 5.07        Submission of Matters to a Vote of Security Holders.

On February 29, 2016, the Company held a special meeting (the "Meeting") of stockholders at the offices of David Lubin & Associates, PLLC located at 108 S. Franklin Avenue, Valley Stream, New York 11580. As of the record date for the Meeting, February 1, 2016, there were 127,621,237 shares of common which consisted of 27,621,237 shares of common stock, $0.001 par value per share (“Common Stock”), and an additional 100,000,000 shares as a result of the issued and outstanding share of Series A Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”) (which vote as 100 shares of Common Stock per Series A Preferred Stock). Accordingly, a quorum was present for the Meeting since there were 101,706,084 shares present in person or by proxy at the Meeting. The Company received proxies from stockholders holding an aggregate of 101,706,084 shares, or 79.69% of the issued and outstanding shares (including the shares underlying the Series A Preferred Stock).

The amendment to the Articles to (i) increase the authorized capital of the Company to two hundred million (200,000,000) shares of Common Stock and (ii) to change the name of the Company to “Almost Never Films Inc. were approved by a majority of the shares entitled to vote.

The final voting results on these matters at the Meeting are set forth below. There were no broker non-votes for any of the proposals.

Proposal 1:  To authorize the amendment of the Company’s Articles to increase the authorized capital of the Company to two hundred million (200,000,000) shares of Common Stock:

Votes For	Votes Against	Votes Abstained
101,706,084	0	0

Proposal 2:  To authorize the amendment of the Company’s Articles to change the name of the Company to “Almost Never Films Inc.”:

Votes For	Votes Against	Votes Abstained
101,706,084	0	0

Section 9 - Financial Statements and Exhibits
Item 9.01        Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Almost Never Films Inc.
(Registrant)

Date: February 29, 2016	/s/ Danny Chan
Danny Chan
Chief Executive Officer and Chief Financial Officer